                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             _____________________
                                   FORM 8-K
                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                            _______________________

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 1999

                           PHOTOELECTRON CORPORATION
            (Exact name of registrant as specified in its charter)


        Massachusetts                   0-21667                04-3035323
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

                        _______________________________
                                 5 FORBES ROAD
                        LEXINGTON, MASSACHUSETTS 02421
   (ADDRESS, INCLUDING ZIP CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 5.  Other Events

On August 23, 1999, the Registrant announced that it had entered into a strategic alliance with Carl Zeiss whereby Carl Zeiss will manage the sales and distribution of a range of the Registrant's products, assist with the service and support of the Registrant's products, and participate in co-developments with the Registrant. A copy of the press release issued by the Registrant on August 23, 1999 regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(a)      Exhibits

         Exhibit Number

         99.1   Press Release dated August 23, 1999

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


PHOTOELECTRON CORPORATION
REGISTRANT



DATED:  August 24, 1999

By:   /s/ Euan Thomson
      Euan Thomson
      President and Chief Operating Officer

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